UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21202
John Hancock Preferred Income Fund II
(Exact name of registrant as specified in charter)
200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)
Salvatore Schiavone
Treasurer
200 Berkeley Street
Boston, Massachusetts 02116
(Name and address of agent for service)
Registrant's telephone number, including area code: (617) 543-9634
Date of fiscal year end:	July 31
Date of reporting period:	January 31, 2024

ITEM 1. REPORT TO STOCKHOLDERS.

Semiannual report
John Hancock
Preferred Income Fund II
Closed-end fixed income
Ticker: HPF
January 31, 2024

A message to shareholders
Dear shareholder,
Bonds posted positive returns during the six months ended January 31, 2024, amid a dramatic change in market sentiment. During the first half of the period, U.S. bond yields rose sharply, putting downward pressure on bond prices, as stronger-than-expected economic and inflation data led to expectations that the U.S. Federal Reserve (Fed) would not be lowering short-term interest rates anytime soon. However, that view changed significantly in the latter half of the period as declining inflation and softer economic data boosted investor expectations that Fed rate cuts might happen in the new year. The end result was a significant decline in bond yields, particularly in November and December 2023, when the U.S. bond market enjoyed its best two-month period of performance in more than three decades.
For the period, short- and intermediate-term bond yields fell, while longer-term bond yields were flat to slightly higher. Sector performance was uniformly positive, with high-yield and investment-grade corporate bonds delivering the strongest returns for the period, while U.S. Treasury securities lagged.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Kristie M. Feinberg
Head of Wealth and Asset Management,
United States and Europe
Manulife Investment Management
President and CEO,
John Hancock Investment Management
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Preferred Income Fund II

2	Your fund at a glance
3	Portfolio summary
5	Fund’s investments
14	Financial statements
18	Financial highlights
19	Notes to financial statements
28	Investment objective, principal investment strategies, and principal risks
32	Additional information
33	More information
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income consistent with preservation of capital. The fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary objective.
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/2024 (%)

The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. All Capital Securities Index tracks all fixed-to floating-rate, perpetual callable and capital securities of the ICE BofA U.S. Corporate Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT

Portfolio summary
PORTFOLIO COMPOSITION AS OF 1/31/2024 (% of total investments)

QUALITY COMPOSITION AS OF 1/31/2024 (% of total investments)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 1-31-24 and do not reflect subsequent downgrades or upgrades, if any.
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	3

SECTOR COMPOSITION AS OF 1/31/2024 (% of total investments)

TOP 10 ISSUERS AS OF 1/31/2024 (% of total investments)
Bank of America Corp.	4.8
Citigroup, Inc.	4.0
Edison International	3.9
Wells Fargo & Company	3.7
The PNC Financial Services Group, Inc.	3.5
Morgan Stanley	3.2
CMS Energy Corp.	3.2
Energy Transfer LP	2.9
NextEra Energy, Inc.	2.6
Athene Holding, Ltd.	2.6
TOTAL	34.4
Cash and cash equivalents are not included.
4	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT

Fund’s investments
AS OF 1-31-24 (unaudited)
	Shares	Value
Preferred securities (A) 85.9% (53.9% of Total investments)		$290,512,768
(Cost $317,432,356)
Communication services 5.7%		19,314,475
Diversified telecommunication services 0.4%
Qwest Corp., 6.750%	138,925	1,298,949
Media 0.1%
Paramount Global, 5.750%	18,800	346,860
Wireless telecommunication services 5.2%
Telephone & Data Systems, Inc., 6.000%	314,625	5,188,166
Telephone & Data Systems, Inc., 6.625%	211,250	3,929,250
U.S. Cellular Corp., 5.500%	105,000	1,943,550
U.S. Cellular Corp., 5.500%	110,000	2,018,500
U.S. Cellular Corp., 6.250%	220,000	4,589,200
Consumer discretionary 1.0%		3,208,410
Broadline retail 1.0%
Qurate Retail, Inc., 8.000%	73,500	2,907,660
QVC, Inc., 6.250%	25,000	300,750
Energy 1.1%		3,879,000
Oil, gas and consumable fuels 1.1%
NuStar Logistics LP, 12.310% (3 month CME Term SOFR + 6.996%) (B)(C)	150,000	3,879,000
Financials 53.5%		181,027,150
Banks 20.7%
Bank of America Corp., 4.250% (B)	134,925	2,622,942
Bank of America Corp., 6.450% (6.450% to 12-15-66, then 3 month LIBOR + 1.327%) (B)(D)	95,854	2,465,365
Bank of America Corp., 7.250% (B)	7,000	8,524,950
Citigroup Capital XIII, 11.949% (3 month CME Term SOFR + 6.632%) (B)(C)	265,000	7,692,950
Citigroup, Inc., 9.632% (3 month CME Term SOFR + 4.302%) (C)	165,327	4,310,075
Fifth Third Bancorp, 6.000% (B)	170,000	4,226,200
First Citizens BancShares, Inc., 5.375%	90,992	1,950,868
Fulton Financial Corp., 5.125% (B)	113,025	2,006,194
Huntington Bancshares, Inc., 6.875% (6.875% to 4-15-28, then 5 Year CMT + 2.704%)	145,550	3,539,776
JPMorgan Chase & Co., 6.000% (B)	51,675	1,297,559
KeyCorp, 5.650%	152,983	3,257,008
KeyCorp, 6.200% (6.200% to 12-15-27, then 5 Year CMT + 3.132%)	48,675	1,087,886
Pinnacle Financial Partners, Inc., 6.750%	86,350	2,087,943
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	5

	Shares	Value
Financials (continued)
Banks (continued)
Regions Financial Corp., 4.450%	146,100	$2,640,027
Synovus Financial Corp., 8.920% (3 month CME Term SOFR + 3.614%) (C)	154,500	3,802,245
Truist Financial Corp., 4.750% (B)	85,725	1,844,802
Wells Fargo & Company, 4.750%	248,875	5,171,623
Wells Fargo & Company, 7.500% (B)(D)	7,500	9,075,000
WesBanco, Inc., 6.750% (6.750% to 11-15-25, then 5 Year CMT + 6.557%)	93,000	2,274,780
Capital markets 6.2%
Brookfield Finance, Inc., 4.625% (B)	158,548	2,792,030
Carlyle Finance LLC, 4.625% (B)	29,926	598,221
Morgan Stanley, 6.375% (B)	125,000	3,136,250
Morgan Stanley, 6.500% (B)	208,450	5,557,277
Morgan Stanley, 6.875% (B)	99,875	2,528,835
Morgan Stanley, 7.125% (B)	234,147	5,944,992
State Street Corp., 5.350% (B)	21,650	524,147
Consumer finance 1.3%
Navient Corp., 6.000%	200,341	4,257,246
Financial services 4.0%
Apollo Global Management, Inc., 7.625% (7.625% to 12-15-28, then 5 Year CMT + 3.226%) (B)(D)	247,375	6,701,389
Federal National Mortgage Association, Series S, 8.250% (E)	75,000	294,750
Jackson Financial, Inc., 8.000% (8.000% to 3-30-28, then 5 Year CMT + 3.728%)	20,000	540,400
KKR Group Finance Company IX LLC, 4.625% (B)	250,474	4,959,385
National Rural Utilities Cooperative Finance Corp., 5.500% (B)	46,175	1,142,831
Insurance 21.3%
AEGON Funding Company LLC, 5.100% (B)	267,925	5,950,614
American Equity Investment Life Holding Company, 6.625% (6.625% to 9-1-25, then 5 Year CMT + 6.297%) (B)	131,750	3,318,783
American Financial Group, Inc., 5.125% (B)(D)	123,850	2,750,709
American International Group, Inc., 5.850% (B)	207,000	5,085,990
Athene Holding, Ltd., 6.350% (6.350% to 6-30-29, then 3 month LIBOR + 4.253%)	270,000	6,420,600
Athene Holding, Ltd., 7.750% (7.750% to 12-30-27, then 5 Year CMT + 3.962%) (B)	293,775	7,652,839
Brighthouse Financial, Inc., 6.600% (B)	306,687	7,615,038
Enstar Group, Ltd., 7.000% (7.000% to 9-1-28, then 3 month LIBOR + 4.015%) (B)	100,550	2,557,992
F&G Annuities & Life, Inc., 7.950% (B)	167,850	4,412,777
6	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Insurance (continued)
Lincoln National Corp., 9.000% (B)(D)	220,450	$6,218,895
Reinsurance Group of America, Inc., 7.125% (7.125% to 10-15-27, then 5 Year CMT + 3.456%) (B)	281,925	7,403,351
RenaissanceRe Holdings, Ltd., 4.200% (B)	169,000	3,091,010
The Allstate Corp., 7.375% (B)	89,800	2,444,356
The Phoenix Companies, Inc., 7.450%	216,500	3,788,750
Unum Group, 6.250%	137,500	3,459,500
Industrials 1.1%		3,687,045
Trading companies and distributors 1.1%
WESCO International, Inc., 10.625% (10.625% to 6-22-25, then 5 Year CMT + 10.325%)	137,525	3,687,045
Real estate 2.1%		7,145,474
Hotel and resort REITs 1.0%
Pebblebrook Hotel Trust, 6.375%	160,450	3,337,360
Office REITs 0.6%
Vornado Realty Trust, 5.400%	116,600	1,912,240
Specialized REITs 0.5%
Public Storage, 4.625% (B)	85,825	1,895,874
Utilities 21.4%		72,251,214
Electric utilities 8.0%
Duke Energy Corp., 5.750% (B)	224,675	5,632,602
NextEra Energy Capital Holdings, Inc., 5.650% (B)	3,725	94,354
NextEra Energy, Inc., 6.926% (B)(D)	237,850	8,850,399
NSTAR Electric Company, 4.780%	15,143	1,139,511
SCE Trust III, 5.750% (5.750% to 3-15-24, then 3 month CME Term SOFR + 3.252%)	79,650	1,984,878
SCE Trust VI, 5.000%	219,975	4,395,101
SCE Trust VII, 7.500%	192,250	5,056,175
Gas utilities 1.6%
South Jersey Industries, Inc., 5.625% (B)	188,875	2,294,831
UGI Corp., 7.250%	54,000	2,916,540
Multi-utilities 11.8%
Algonquin Power & Utilities Corp., 6.200% (6.200% to 7-1-24, then 3 month LIBOR + 4.010% to 7-1-29, then 3 month LIBOR + 4.260% to 7-1-49, then 3 month LIBOR + 5.010%) (B)	314,175	7,782,115
CMS Energy Corp., 5.625% (B)	187,515	4,633,496
CMS Energy Corp., 5.875% (B)	100,900	2,491,221
CMS Energy Corp., 5.875% (B)	272,225	6,740,291
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	7

	Shares	Value
Utilities (continued)
Multi-utilities (continued)
DTE Energy Company, Series E, 5.250% (B)	160,000	$3,785,600
NiSource, Inc., 6.500% (6.500% to 3-15-24, then 5 Year CMT + 3.632% to 3-15-44, then 5 Year CMT + 4.632%) (B)(D)	308,000	7,777,000

Sempra, 5.750% (B)	270,000	6,677,100
Common stocks 2.6% (1.6% of Total investments)		$8,771,685
(Cost $13,871,108)
Communication services 0.9%		3,012,991
Diversified telecommunication services 0.9%
Verizon Communications, Inc. (B)	71,145	3,012,991
Utilities 1.7%		5,758,694
Multi-utilities 1.7%
Algonquin Power & Utilities Corp.	272,150	5,758,694

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 65.9% (41.3% of Total investments)				$222,950,534
(Cost $230,953,460)
Communication services 1.4%				4,825,246
Media 1.2%
Paramount Global (6.375% to 3-30-27, then 5 Year CMT + 3.999% to 3-30-32, then 5 Year CMT + 4.249% to 3-30-47, then 5 Year CMT + 4.999%)	6.375	03-30-62	4,700,000	4,197,406
Wireless telecommunication services 0.2%
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year SOFR Spread-Adjusted ICE Swap Rate + 4.854% to 7-19-42, then 5 Year SOFR Spread-Adjusted ICE Swap Rate + 5.604%) (F)	6.875	07-19-27	654,000	627,840
Consumer discretionary 2.7%				9,065,299
Automobiles 2.7%
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (F)	5.700	09-30-30	2,500,000	2,299,687
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (B)(D)(F)	6.500	09-30-28	7,239,000	6,765,612
Consumer staples 0.2%				589,600
Food products 0.2%
Land O’ Lakes, Inc. (B)(D)(F)(G)	8.000	07-16-25	670,000	589,600
8	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy 7.3%				$24,850,286
Oil, gas and consumable fuels 7.3%
Enbridge, Inc. (7.375% to 1-15-28, then 5 Year CMT + 3.708% to 1-15-33, then 5 Year CMT + 3.958% to 1-15-48, then 5 Year CMT + 4.708%) (B)(D)	7.375	01-15-83	1,853,000	1,849,442
Enbridge, Inc. (7.625% to 1-15-33, then 5 Year CMT + 4.418% to 1-15-53, then 5 Year CMT + 5.168%) (B)	7.625	01-15-83	2,500,000	2,526,550
Enbridge, Inc. (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%) (B)(D)	8.500	01-15-84	4,663,000	4,985,190
Energy Transfer LP (6.625% to 2-15-28, then 3 month LIBOR + 4.155%) (B)(F)	6.625	02-15-28	6,500,000	5,861,038
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (F)	7.125	05-15-30	6,000,000	5,799,905
Energy Transfer LP (3 month CME Term SOFR + 3.279%) (B)(C)	8.586	11-01-66	4,300,000	3,828,161
Financials 42.2%				142,657,812
Banks 32.0%
Banco Santander SA (9.625% to 11-21-33, then 5 Year CMT + 5.298%) (F)	9.625	05-21-33	3,600,000	3,861,000
Bank of America Corp. (5.875% to 3-15-28, then 3 month CME Term SOFR + 3.193%) (B)(D)(F)	5.875	03-15-28	6,096,000	5,913,120
Bank of America Corp. (6.125% to 4-27-27, then 5 Year CMT + 3.231%) (B)(D)(F)	6.125	04-27-27	5,750,000	5,725,853
Barclays PLC (8.000% to 9-15-29, then 5 Year CMT + 5.431%) (B)(D)(F)	8.000	03-15-29	2,240,000	2,166,777
Barclays PLC (9.625% to 6-15-30, then 5 Year SOFR ICE Swap Rate + 5.775%) (F)	9.625	12-15-29	3,250,000	3,347,315
Citigroup, Inc. (7.375% to 5-15-28, then 5 Year CMT + 3.209%) (F)	7.375	05-15-28	4,525,000	4,600,857
Citigroup, Inc. (7.625% to 11-15-28, then 5 Year CMT + 3.211%) (B)(F)	7.625	11-15-28	5,525,000	5,648,492
Citizens Financial Group, Inc. (6.375% to 4-6-24, then 3 month CME Term SOFR + 3.419%) (F)	6.375	04-06-24	6,000,000	5,682,763
CoBank ACB (4.250% to 1-1-27, then 5 Year CMT + 3.049%) (B)(D)(F)	4.250	01-01-27	3,900,000	3,120,000
CoBank ACB (6.450% to 10-1-27, then 5 Year CMT + 3.487%) (B)(D)(F)	6.450	10-01-27	4,250,000	4,171,375
Comerica, Inc. (5.625% to 10-1-25, then 5 Year CMT + 5.291%) (F)	5.625	07-01-25	4,250,000	4,104,226
Huntington Bancshares, Inc. (5.625% to 7-15-30, then 10 Year CMT + 4.945%) (F)	5.625	07-15-30	3,711,000	3,424,012
JPMorgan Chase & Co. (4.600% to 2-1-25, then 3 month CME Term SOFR + 3.125%) (B)(D)(F)	4.600	02-01-25	3,926,000	3,824,826
KeyCorp (5.000% to 9-15-26, then 3 month CME Term SOFR + 3.868%) (F)	5.000	09-15-26	3,038,000	2,717,073
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	9

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (B)(D)(F)	7.500	06-27-24	1,250,000	$1,237,967
M&T Bank Corp. (3.500% to 9-1-26, then 5 Year CMT + 2.679%) (F)	3.500	09-01-26	7,200,000	5,760,000
Societe Generale SA (10.000% to 5-14-29, then 5 Year CMT + 5.448%) (F)(G)	10.000	11-14-28	5,250,000	5,601,209
The Bank of Nova Scotia (8.625% to 10-27-27, then 5 Year CMT + 4.389%) (B)(D)	8.625	10-27-82	5,240,000	5,421,587
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (B)(D)(F)	6.000	05-15-27	5,965,000	5,701,765
The PNC Financial Services Group, Inc. (6.200% to 9-15-27, then 5 Year CMT + 3.238%) (B)(D)(F)	6.200	09-15-27	7,031,000	6,886,747
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (B)(D)(F)	6.250	03-15-30	6,000,000	5,699,347
The Toronto-Dominion Bank (8.125% to 10-31-27, then 5 Year CMT + 4.075%) (B)(D)	8.125	10-31-82	7,867,000	8,170,894
Wells Fargo & Company (7.625% to 9-15-28, then 5 Year CMT + 3.606%) (B)(D)(F)	7.625	09-15-28	5,008,000	5,246,020
Capital markets 3.7%
State Street Corp. (6.700% to 3-15-29, then 5 Year CMT + 2.613%) (F)	6.700	03-15-29	2,488,000	2,481,776
The Charles Schwab Corp. (4.000% to 12-1-30, then 10 Year CMT + 3.079%) (B)(D)(F)	4.000	12-01-30	2,700,000	2,241,411
The Charles Schwab Corp. (5.000% to 6-1-27, then 5 Year CMT + 3.256%) (B)(D)(F)	5.000	06-01-27	1,475,000	1,370,950
The Goldman Sachs Group, Inc. (7.500% to 2-10-29, then 5 Year CMT + 3.156%) (B)(D)(F)	7.500	02-10-29	6,215,000	6,528,044
Consumer finance 1.0%
Discover Financial Services (6.125% to 9-23-25, then 5 Year CMT + 5.783%) (F)	6.125	06-23-25	3,400,000	3,342,305
Insurance 5.5%
Enstar Finance LLC (5.750% to 9-1-25, then 5 Year CMT + 5.468%) (B)(D)	5.750	09-01-40	3,000,000	2,876,906
Markel Group, Inc. (6.000% to 6-1-25, then 5 Year CMT + 5.662%) (F)	6.000	06-01-25	2,300,000	2,273,802
MetLife, Inc. (5.875% to 3-15-28, then 3 month CME Term SOFR + 3.221%) (B)(D)(F)	5.875	03-15-28	5,277,000	5,221,453
SBL Holdings, Inc. (6.500% to 11-13-26, then 5 Year CMT + 5.620%) (F)(G)	6.500	11-13-26	5,750,000	3,637,326
SBL Holdings, Inc. (7.000% to 5-13-25, then 5 Year CMT + 5.580%) (B)(D)(F)(G)	7.000	05-13-25	6,890,000	4,650,614
10	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities 12.1%				$40,962,291
Electric utilities 6.9%
Edison International (5.000% to 3-15-27, then 5 Year CMT + 3.901% to 3-15-32, then 5 Year CMT + 4.151% to 3-15-47, then 5 Year CMT + 4.901%) (B)(F)	5.000	12-15-26	2,790,000	2,651,184
Edison International (5.375% to 3-15-26, then 5 Year CMT + 4.698%) (F)	5.375	03-15-26	7,500,000	7,216,007
Emera, Inc. (6.750% to 6-15-26, then 3 month LIBOR + 5.440% to 6-15-46, then 3 month LIBOR + 6.190%) (B)	6.750	06-15-76	2,490,000	2,439,948
NextEra Energy Capital Holdings, Inc. (5.650% to 5-1-29, then 3 month LIBOR + 3.156%) (B)(D)	5.650	05-01-79	5,500,000	5,297,243
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (B)(D)(F)(G)	10.250	03-15-28	5,445,000	5,738,589
Independent power and renewable electricity producers 3.8%
Vistra Corp. (8.000% to 10-15-26, then 5 Year CMT + 6.930%) (B)(D)(F)(G)	8.000	10-15-26	7,250,000	7,229,313
Vistra Corp. (8.875% to 1-15-29, then 5 Year CMT + 5.045%) (F)(G)	8.875	01-15-29	5,447,000	5,610,410
Multi-utilities 1.4%
CMS Energy Corp. (4.750% to 6-1-30, then 5 Year CMT + 4.116%) (B)	4.750	06-01-50	3,500,000	3,168,697

Dominion Energy, Inc. (4.350% to 4-15-27, then 5 Year CMT + 3.195%) (F)	4.350	01-15-27	1,784,000	1,610,900
Capital preferred securities (H) 2.7% (1.7% of Total investments)				$9,212,179
(Cost $10,678,500)
Financials 1.2%				4,212,179
Insurance 1.2%
MetLife Capital Trust IV (7.875% to 12-15-37, then 3 month LIBOR + 3.960%) (B)(D)(G)	7.875	12-15-67	3,900,000	4,212,179
Utilities 1.5%				5,000,000
Multi-utilities 1.5%
Dominion Resources Capital Trust III	8.400	01-15-31	5,000,000	5,000,000

	Yield (%)	Shares	Value
Short-term investments 2.4% (1.5% of Total investments)			$8,204,979
(Cost $8,205,537)
Short-term funds 2.4%			8,204,979
John Hancock Collateral Trust (I)	5.3658(J)	820,375	8,204,979

Total investments (Cost $581,140,961) 159.5%	$539,652,145
Other assets and liabilities, net (59.5%)	(201,357,987)
Total net assets 100.0%	$338,294,158

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	11

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(B)	All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 1-31-24 was $344,777,468. A portion of the securities pledged as collateral were loaned pursuant to the Credit Facility Agreement. The value of securities on loan amounted to $158,399,236.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	All or a portion of this security is on loan as of 1-31-24, and is a component of the fund’s leverage under the Credit Facility Agreement.
(E)	Non-income producing security.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $37,269,240 or 11.0% of the fund’s net assets as of 1-31-24.
(H)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(J)	The rate shown is the annualized seven-day yield as of 1-31-24.
12	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	104,000,000	USD	Fixed 3.662%	USD SOFR Compounded OIS(a)	Semi-Annual	Quarterly	May 2026	—	$1,159,497	$1,159,497
Centrally cleared	51,500,000	USD	Fixed 3.473%	USD SOFR Compounded OIS(a)	Semi-Annual	Quarterly	May 2026	—	794,302	794,302
Centrally cleared	25,250,000	USD	Fixed 3.817%	USD SOFR Compounded OIS(a)	Semi-Annual	Quarterly	Dec 2026	—	46,515	46,515
								—	$2,000,314	$2,000,314

(a)	At 1-31-24, the overnight SOFR was 5.320%.

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
OIS	Overnight Index Swap
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
At 1-31-24, the aggregate cost of investments for federal income tax purposes was $582,390,288. Net unrealized depreciation aggregated to $40,737,829, of which $12,512,917 related to gross unrealized appreciation and $53,250,746 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 1-31-24 (unaudited)

Assets
Unaffiliated investments, at value (Cost $572,935,424)	$531,447,166
Affiliated investments, at value (Cost $8,205,537)	8,204,979
Total investments, at value (Cost $581,140,961)	539,652,145
Receivable for centrally cleared swaps	2,289,984
Cash	250,413
Dividends and interest receivable	3,636,650
Receivable for investments sold	583,342
Other assets	34,700
Total assets	546,447,234
Liabilities
Credit facility agreement payable	206,700,000
Payable for investments purchased	262,078
Interest payable	1,079,606
Payable to affiliates
Accounting and legal services fees	16,907
Trustees’ fees	331
Other liabilities and accrued expenses	94,154
Total liabilities	208,153,076
Net assets	$338,294,158
Net assets consist of
Paid-in capital	$435,182,484
Total distributable earnings (loss)	(96,888,326)
Net assets	$338,294,158

Net asset value per share
Based on 21,529,212 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$15.71
14	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the six months ended 1-31-24 (unaudited)

Investment income
Dividends	$11,680,031
Interest	7,773,601
Dividends from affiliated investments	206,910
Less foreign taxes withheld	(67,051)
Total investment income	19,593,491
Expenses
Investment management fees	1,972,083
Interest expense	6,411,145
Accounting and legal services fees	32,322
Transfer agent fees	11,736
Trustees’ fees	22,727
Custodian fees	24,224
Printing and postage	27,656
Professional fees	62,859
Stock exchange listing fees	12,036
Other	9,004
Total expenses	8,585,792
Less expense reductions	(20,498)
Net expenses	8,565,294
Net investment income	11,028,197
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(9,503,002)
Affiliated investments	1,989
Swap contracts	1,351,466
(8,149,547)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	26,613,102
Affiliated investments	212
Swap contracts	(2,006,661)
24,606,653
Net realized and unrealized gain	16,457,106
Increase in net assets from operations	$27,485,303
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	15

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-24 (unaudited)	Year ended 7-31-23
Increase (decrease) in net assets
From operations
Net investment income	$11,028,197	$23,291,969
Net realized loss	(8,149,547)	(26,914,713)
Change in net unrealized appreciation (depreciation)	24,606,653	(21,339,076)
Increase (decrease) in net assets resulting from operations	27,485,303	(24,961,820)
Distributions to shareholders
From earnings	(15,939,550)[1]	(26,085,599)
From tax return of capital	—	(5,728,710)
Total distributions	(15,939,550)	(31,814,309)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	474,669	944,963
Total increase (decrease)	12,020,422	(55,831,166)
Net assets
Beginning of period	326,273,736	382,104,902
End of period	$338,294,158	$326,273,736
Share activity
Shares outstanding
Beginning of period	21,497,600	21,437,953
Issued pursuant to Dividend Reinvestment Plan	31,612	59,647
End of period	21,529,212	21,497,600

[1]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
16	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the six months ended   1-31-24 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$27,485,303
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(77,883,324)
Long-term investments sold	85,078,556
Net purchases and sales of short-term investments	(3,477,707)
Net amortization of premium (discount)	280,089
(Increase) Decrease in assets:
Receivable for centrally cleared swaps	456,295
Dividends and interest receivable	218,234
Receivable for investments sold	2,076,755
Other assets	687,211
Increase (Decrease) in liabilities:
Payable for investments purchased	262,078
Interest payable	36,632
Payable to affiliates	(6,725)
Other liabilities and accrued expenses	(27,124)
Net change in unrealized (appreciation) depreciation on:
Investments	(26,613,314)
Net realized (gain) loss on:
Investments	9,710,424
Net cash provided by operating activities	$18,283,383
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(15,464,881)
Decrease in due to custodian	(2,568,089)
Net cash used in financing activities	$(18,032,970)
Net increase in cash	$250,413
Cash at beginning of period	—
Cash at end of period	$250,413
Supplemental disclosure of cash flow information:
Cash paid for interest	$(6,374,513)
Noncash financing activities not included herein consists of reinvestment of distributions	$474,669
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	17

Financial highlights
Period ended	1-31-24[1]	7-31-23	7-31-22	7-31-21	7-31-20	7-31-19
Per share operating performance
Net asset value, beginning of period	$15.18	$17.82	$20.55	$18.12	$21.09	$21.13
Net investment income[2]	0.51	1.09	1.35	1.39	1.40	1.34
Net realized and unrealized gain (loss) on investments	0.76	(2.25)	(2.60)	2.52	(2.85)	0.30
Total from investment operations	1.27	(1.16)	(1.25)	3.91	(1.45)	1.64
Less distributions
From net investment income	(0.74)[3]	(1.21)	(1.35)	(1.35)	(1.41)	(1.40)
From tax return of capital	—	(0.27)	(0.13)	(0.13)	(0.11)	(0.28)
Total distributions	(0.74)	(1.48)	(1.48)	(1.48)	(1.52)	(1.68)
Net asset value, end of period	$15.71	$15.18	$17.82	$20.55	$18.12	$21.09
Per share market value, end of period	$16.26	$15.85	$18.80	$22.00	$18.46	$23.67
Total return at net asset value (%)[4,5]	9.01[6]	(6.66)	(6.31)	22.52	(7.07)	8.26
Total return at market value (%)[4]	7.85[6]	(7.39)	(7.72)	28.74	(15.65)	20.70
Ratios and supplemental data
Net assets, end of period (in millions)	$338	$326	$382	$440	$387	$450
Ratios (as a percentage of average net assets):
Expenses before reductions	5.40[7]	4.39	1.84	1.63	2.36	2.98
Expenses including reductions[8]	5.39[7]	4.38	1.82	1.62	2.35	2.97
Net investment income	6.93[7]	6.89	7.05	7.18	7.20	6.60
Portfolio turnover (%)	15	30	22	30	34	35
Senior securities
Total debt outstanding end of period (in millions)	$207	$207	$207	$204	$193	$238
Asset coverage per $1,000 of debt[9]	$2,637	$2,578	$2,849	$3,155	$3,006	$2,890

[1]	Six months ended 1-31-24. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
[4]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Expenses including reductions excluding interest expense were 1.35% (annualized), 1.32%, 1.20%, 1.22%, 1.25% and 1.26% for the periods ended 1-31-24, 7-31-23, 7-31-22, 7-31-21, 7-31-20 and 7-31-19, respectively.
[9]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
18	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Preferred Income Fund II (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund II	19

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of January 31, 2024, by major security category or type:
	Total value at 1-31-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Preferred securities
Communication services	$19,314,475	$19,314,475	—	—
Consumer discretionary	3,208,410	3,208,410	—	—
Energy	3,879,000	3,879,000	—	—
Financials	181,027,150	177,238,400	$3,788,750	—
Industrials	3,687,045	3,687,045	—	—
Real estate	7,145,474	7,145,474	—	—
Utilities	72,251,214	68,816,872	3,434,342	—
Common stocks	8,771,685	8,771,685	—	—
Corporate bonds	222,950,534	—	222,950,534	—
Capital preferred securities	9,212,179	—	9,212,179	—
Short-term investments	8,204,979	8,204,979	—	—
Total investments in securities	$539,652,145	$300,266,340	$239,385,805	—
Derivatives:
Assets
Swap contracts	$2,000,314	—	$2,000,314	—
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2024, the liability for the fund’s Credit facility agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received.
20	JOHN HANCOCK Preferred Income Fund II | SEMIANNUAL REPORT

Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2023, the fund has a short-term capital loss carryforward of $6,987,361 and a long-term capital loss carryforward of $35,424,280 available to offset future net realized capital gains. These carryforwards do not expire.
As of July 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund II	21

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities, derivative transactions and contingent payment debt instruments.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
22	JOHN HANCOCK Preferred Income Fund II | SEMIANNUAL REPORT

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the six months ended January 31, 2024, the fund used interest rate swap contracts to manage against changes in the credit facility agreement interest rates. The fund held interest rate swaps with total USD notional amounts ranging from $155.5 million to $180.8 million as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at January 31, 2024 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value[1]	Interest rate swaps	$2,000,314	—

[1]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2024:
Statement of operations location - Net realized gain (loss) on:
Risk	Swap contracts
Interest rate	$1,351,466
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2024:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts
Interest rate	$(2,006,661)
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund II	23

Management fee.  The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to 0.75% of the fund’s average daily managed assets including any assets attributable to the Credit Facility Agreement (see Note 7) (collectively, managed assets). The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2024, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This arrangement expires on July 31, 2025, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $20,498 for the six months ended January 31, 2024.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2024, were equivalent to a net annual effective rate of 0.74% of the fund’s average daily managed assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended January 31, 2024, amounted to an annual rate of 0.01% of the fund’s average daily managed assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Leverage risk
The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the CFA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
24	JOHN HANCOCK Preferred Income Fund II | SEMIANNUAL REPORT

In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 7—Credit Facility Agreement
The fund has entered into a Credit Facility Agreement (CFA) with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $238.0 million (maximum facility amount) and to invest the borrowings in accordance with its investment practices.
The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund’s custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of OBFR (overnight bank funding rate) plus 0.75% and is payable monthly. As of January 31, 2024, the fund had borrowings of $206,700,000 at an interest rate of 6.07%, which are reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the six months ended January 31, 2024, the average borrowings under the CFA and the effective average interest rate were $206,700,000 and 6.17%, respectively.
The fund is required to pay a commitment fee equal to 0.60% on any unused portion of the maximum facility amount, only for days on which the aggregate outstanding amount of the loans under the CFA is less than 80% of the maximum facility amount. For the six months ended January 31, 2024, there were no commitment fees incurred by the fund.
The fund may terminate the CFA with 30 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP generally is required to provide the fund with 360 days’ notice prior to terminating or amending the CFA.
The fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the fund to BNP or (ii) 33 1/3% of the fund’s total assets. The fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The fund also has the right to apply and set-off an amount equal to 100% of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the fund’s income generating potential may decrease. Even if the fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities of $17,225 for the six months ended January 31, 2024 is recorded as a component of interest income on the Statement of operations.
Note 8—LIBOR Discontinuation Risk
Certain debt securities, derivatives and other financial instruments have traditionally utilized LIBOR as the reference or benchmark rate for interest rate calculations. However, following allegations of manipulation and concerns regarding liquidity, the U.K. Financial Conduct Authority (UK FCA) announced that LIBOR would be discontinued as of June 30, 2023. The UK FCA elected to require the ICE Benchmark Administration Limited, the administrator of LIBOR, to continue publishing a subset of British pound sterling and U.S. dollar LIBOR settings on a “synthetic” basis. The synthetic publication of the three-month sterling LIBOR will continue until March 31, 2024, and the publication of the one-, three and six-month U.S. dollar LIBOR will continue until September 30, 2024.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund II	25

discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. Market participants have adopted alternative rates such as Secured Overnight Financing Rate (SOFR) or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences.
The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
Note 9—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $77,883,324 and $85,078,556, respectively, for the six months ended January 31, 2024.
Note 10—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Commercial banks, savings and loan associations, and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries, and significant competition. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Note 11—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	820,375	$4,725,071	$80,216,341	$(76,738,634)	$1,989	$212	$206,910	—	$8,204,979
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The temporary relief
26	JOHN HANCOCK Preferred Income Fund II | SEMIANNUAL REPORT

provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund II	27

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. The fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The fund seeks to achieve its objectives by investing in securities that, in the opinion of the Advisor, may be undervalued relative to similar securities in the marketplace.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. The fund intends to invest primarily in fully taxable preferred securities. The fund’s portfolio of preferred securities may include both fixed rate and adjustable rate securities. The allocation of the fund’s assets in various types of preferred, debt and equity securities may vary from time to time depending upon the Advisor’s assessment of market conditions.
The fund will invest at least 50% of its total assets in preferred securities and other fixed-income securities that are rated investment grade (i.e., at least Baa by a nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. (“Moody’s”) or BBB by S&P Global Ratings (“S&P”)), or in unrated securities determined by the Advisor to be of comparable credit quality. The fund may invest up to 50% of its total assets in preferred securities and other fixed income securities rated below investment grade (rated below Baa by Moody’s or below BBB by S&P), or in comparable unrated securities. Below investment grade securities must be rated B or higher by either S&P or Moody’s or determined to be of comparable quality.These investment policies are based on credit quality ratings at the time of acquisition.
The Advisor seeks to produce superior results by focusing on the business cycle and individual security fundamentals and less so on interest rate and duration. In structuring the portfolio, the Advisor seeks to add investment value in two ways:
•	by anticipating the broader, more gradual changes in the business cycle, and then investing in those industries and sectors that are expected to benefit from the changes
•	by looking within those industries and sectors for issuers and companies that are undervalued and mispriced relative to the market
The fund may invest in corporate bonds, common stock, securities issued by the U.S. government or its related agencies, real estate investment trusts (“REITs”) and money market instruments. The fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the United States that are traded or denominated in U.S. dollars. The fund may invest up to 20% of its assets in illiquid securities including, but not limited to, restricted securities, securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The fund concentrates its investments in securities of issuers in the industries composing the utilities sector, which includes telecommunication companies, meaning that the fund will invest 25% or more of its total assets in the industries composing the utilities sector. The fund may also invest in derivatives such as credit default swaps, futures, options, swaps, reverse repurchase agreements and options on futures.
28	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT

The fund may issue preferred shares or debt obligations to establish leverage, to the extent permitted by the 1940 Act. The fund generally will not issue preferred shares or borrow unless the Advisor expects that the fund will achieve a greater return on such borrowed funds than the additional costs the fund incurs as a result of such borrowing. The fund may also engage in reverse repurchase agreements and invest in derivatives to establish investment leverage or for temporary purposes.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended July 31, 2023, the fund’s aggregate distributions included a return of capital of $0.27 per share, or 18.01% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those industries or sectors. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Environmental, social, and governance (ESG) integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	29

certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in the manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, futures contracts, options, and swaps, reverse repurchase agreements and options on futures. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Credit Facility Agreement to increase its assets available for investment. See “Note 6 —Leverage risk” above.
LIBOR discontinuation risk. The official publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments traditionally utilized as the reference or benchmark rate for interest rate calculations, was discontinued as of June 30, 2023. However, a subset of British pound sterling and U.S. dollar LIBOR settings will continue to be published on a “synthetic” basis. The synthetic publication of the
30	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT

three-month sterling LIBOR will continue until March 31, 2024, and the publication of the one-, three- and six-month U.S. dollar LIBOR will continue until September 30, 2024. The discontinuation of LIBOR and a transition to replacement rates may lead to volatility and illiquidity in markets and may adversely affect the fund’s performance.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	31

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on November 29, 2002 and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the six months ended January 31, 2024, distributions from net investment income totaling $0.7410 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions[1]
August 31, 2023	$0.1235
September 29, 2023	0.1235
October 31, 2023	0.1235
November 30, 2023	0.1235
December 29, 2023	0.1235
January 31, 2024	0.1235
Total	$0.7410

1A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
32	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairpersonπ
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Grace K. Fey
Dean C. Garfield
Deborah C. Jackson
Paul Lorentz†
Frances G. Rathke*
Gregory A. Russo
Officers
Kristie M. Feinberg#
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Joseph H. Bozoyan, CFA
James Gearhart, CFA
Jonas Grazulis, CFA
Caryn E. Rothman, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: HPF

π Member of the Audit Committee as of September 26, 2023.
† Non-Independent Trustee
* Member of the Audit Committee
# Effective June 29, 2023.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	33

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International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

The fund’s investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund’s website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.
The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

EXCHANGE-TRADED FUNDS

Corporate Bond ETF
Disciplined Value International Select ETF
Dynamic Municipal Bond ETF
Fundamental All Cap Core ETF
International High Dividend ETF
Mortgage-Backed Securities ETF
Multifactor Developed International ETF
Multifactor Emerging Markets ETF
Multifactor Large Cap ETF
Multifactor Mid Cap ETF
Multifactor Small Cap ETF
Preferred Income ETF
U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

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We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
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ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter."

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 7 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Registrant's notice to shareholders pursuant to Registrant's exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant's Managed Distribution Plan.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund II

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President
Date:	March 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President
Date:	March 27, 2024
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	March 27, 2024